                                                                   EXHIBIT 10.18


                                                            TDC / MILLITECH


                              PURCHASE AGREEMENT

                            Dated as of June ___, 1988

                                    between

               MASSACHUSETTS TECHNOLOGY DEVELOPMENT CORPORATION

                                      and

                             MILLITECH CORPORATION


       ________________________________________________________________

                               TABLE OF CONTENTS
       ________________________________________________________________

                                                                                                   Page
Section 1.   Terms of Investment..................................................................
             -------------------
        1.1  The Loan.............................................................................
        1.2  The Stock Purchase Warrant...........................................................

Section 2.   Use of Investment Proceeds...........................................................
             --------------------------

Section 3.   Prepayment...........................................................................
             ----------
        3.1  Optional Prepayment..................................................................
        3.2  Mandatory Prepayment.................................................................

Section 4.   Representations and Warranties of Company............................................
             -----------------------------------------
        4.1  Organization and Corporate Power.....................................................
        4.2  Capitalization.......................................................................
        4.3  Subsidiaries.........................................................................
        4.4  Financial Statements.................................................................
        4.5  Corporate Authority; Valid Agreement; Enforceability.................................
        4.6  Title to Properties; Liens...........................................................
        4.7  Patents, Trademarks, etc.............................................................
        4.8  Litigation...........................................................................
        4.9  Leases...............................................................................
        4.10 Tax Returns and Payments.............................................................
        4.11 Contracts............................................................................
        4.12 Transactions with Affiliates.........................................................
        4.13 Compliance with other Instruments, etc...............................................

        4.14   Disclosure.........................................................................
        4.15   Brokers............................................................................

        4.16   ERISA..............................................................................

Section 5.     Representations and Warranties of MTDC.............................................
               --------------------------------------
        5.1    Corporate Authority; Valid Agreement; Enforceability...............................
        5.2    Litigation.........................................................................
        5.3    Investment Representation..........................................................
        5.4    Confidentiality....................................................................

Section 6.     Closing Date; Conditions to Closing................................................
               -----------------------------------
        6.1    Closing Date.......................................................................
        6.2    Conditions to Closing..............................................................
               6.2.1  Representations and Warranties Correct......................................
               6.2.2  Performance.................................................................
               6.2.3  Opinion of Company's Counsel................................................
               6.2.4  Other Agreements............................................................
               6.2.5  Proceedings and Documents...................................................

Section 7.     Affirmative Covenants of Company...................................................
               --------------------------------
        7.1    Maintenance of Corporate Existence.................................................
        7.2    Maintenance of Property, Plant and Equipment.......................................
        7.3    Maintenance of Casualty Insurance..................................................
        7.4    Maintenance of Records.............................................................
        7.5    Inspection Rights..................................................................
        7.6    Furnishing Financial Statements and Related Reports................................
               7.6.1  Annually....................................................................
               7.6.2  Quarterly...................................................................
               7.6.3  Monthly.....................................................................
               7.6.4  Budgets.....................................................................
               7.6.5  Discussions.................................................................
               7.6.6  Consolidated and Consolidating Statements...................................
        7.7    Prompt Payment of Taxes............................................................
        7.8    Trade Obligations..................................................................
        7.9    Notification of Default Under This or Other Financing Arrangements.................
        7.10   Notification of Litigation.........................................................
        7.11   Composition of Management..........................................................
        7.12   Maintenance of Life Insurance......................................................
        7.13   Record Retention Compliance........................................................
        7.14   Civil Right Compliance.............................................................
        7.15   Affirmative Action.................................................................
        7.16   Plant Closing Compliance...........................................................
        7.17   Statutory Compliance...............................................................
        7.18   Observer Rights....................................................................
        7.19   Noncompetition, Nondisclosure and Inventions Agreement.............................
        7.20   Stock Option Plans.................................................................

        7.21   New Developments...................................................................
        7.22   Compliance by Subsidiaries.........................................................
        7.23   Expiration and Waiver of Affirmative Covenants.....................................
        7.24   Miscellaneous......................................................................

Section 8.     Negative Covenants of Company......................................................
               -----------------------------
        8.1    Merger or Consolidation............................................................
        8.2    Nature and Scope of Business.......................................................
        8.3    Payment of Dividends and Redemption of Stock.......................................
        8.4    Guarantees.........................................................................
        8.5    Voluntary Prepayment of Other Indebtedness.........................................
        8.6    Investments, Advances and Acquisitions.............................................
        8.7    Liens and Mortgages................................................................
        8.8    Sale or Disposition of Assets......................................................
        8.9    Lease and Rental Obligations.......................................................
        8.10   Capital Expenditures...............................................................
        8.11   Executive Compensation.............................................................
        8.12   Expiration and Waiver of Negative Covenants........................................

Section 9.     Registration Rights................................................................
               -------------------
        9.1    Definitions........................................................................
        9.2    Demand Registration................................................................
        9.3    Company Registration...............................................................
        9.4    Short-form Registration............................................................
        9.5    Obligations of the Company.........................................................
        9.6    Furnish Information................................................................
        9.7    Indemnification....................................................................
        9.8    Termination of Company's Obligations...............................................
        9.9    Reports Under Securities Exchange Act of 1934......................................
        9.10   Transfer of Registration Rights....................................................
        9.11   Legends; Stop Transfer.............................................................
        9.12   Lockup Agreement...................................................................

Section 10.    Events of Default..................................................................
               -----------------

Section 11.    Reimbursement for Expenses.........................................................
               --------------------------

Section 12.    Miscellaneous Provisions...........................................................
               ------------------------
        12.1   Entire Agreement and Waivers.......................................................
        12.2   Remedies Cumulative................................................................
        12.3   Survival of Covenants..............................................................
        12.4   Governing Law......................................................................
        12.5   Assurance of Execution and Delivery of Additional Instruments......................
        12.6   Extension of Time..................................................................
        12.7   Notices............................................................................
        12.8   Counterparts.......................................................................

Section 13.  List of Schedules....................................................................
             -----------------

SIGNATURES........................................................................................

                              PURCHASE AGREEMENT


     This Purchase Agreement dated June ____, 1988, (the "Agreement") is between Massachusetts Technology Development Corporation ("MTDC"), a body politic and corporate and a public instrumentality of the Commonwealth of Massachusetts organized under G.L. c.40G (the "Act") having it principal place of business at 131 State Street, Boston, Massachusetts 02109, and Millitech Corporation (the "Company"), a Massachusetts corporation having its principal place of business at South Deerfield, Massachusetts.

     Section 1.  Terms of Investment.
     ---------   -------------------
     Subject to the terms and conditions of this Agreement:

     1.1  The Loan.  On the Closing Date, MTDC agrees to lend to the Company the
          --------
sum of $250,000 (the "Loan"). The Loan shall be evidenced by a Subordinated Promissory Note in the principal amount of the Loan (the "Note"), in substantially the form attached hereto as Schedule 1.1.

     1.2  The Stock Purchase Warrant.  On the Closing Date, the Company agrees
          --------------------------
to issue to MTDC a stock purchase warrant (the "Warrant") in substantially the form set forth in Schedule 1.2 attached hereto to subscribe for and purchase 20,000 shares of the Company's Convertible Preferred Stock (the "Stock") at an exercise price of $3.25 per share. The terms of the Stock shall be substantially as set forth in Schedule 1.2 attached hereto.

     Section 2.  Use of Investment Proceeds.
     ----------  --------------------------

     The proceeds of MTDC'S investment in the Company shall be used by the Company for the development, refinement, and commercialization of a product or process and other working capital needs. The proceeds of the Loan shall not be used by the Company for projects and activities prohibited by the provisions of 13 CFR (S)(S)309.3 (Non-relocation) and 309.15 (Flood hazard).

     Section 3.  Prepayment.
     ---------   ----------

     3.1  Optional Prepayment.  From and only after the second anniversary of
          -------------------
the Closing Date, the Company may prepay the Loan at any time upon thirty (30) days' prior written notice to the holder of the Note in whole or in part in any multiple of $5,000 without premium or penalty; provided, however, if the Loan is prepaid directly or indirectly with proceeds obtained from or in anticipation of financing with a Lender other than MTDC, a premium of five percent (5%) of the portion of the Loan so prepaid shall be due and payable to MTDC at the time of the prepayment. All prepayments shall be accompanied by interest on the amount prepaid to the date of prepayment and shall be applied to the payment of installments of principal in inverse order or maturity.

     3.2  Mandatory Prepayment.  The Company shall immediately prepay the Loan
          --------------------
in full, together with all interest accrued thereon to the date of prepayment, without premium or penalty, in the event that the Company's principal place of business ceases to be located in an area in Massachusetts qualified for designation as a Title IV redevelopment area under the Public Works and Economic Development Act of 1965, as amended.

     Section 4.  Representations and Warranties of the Company.
     ---------   ---------------------------------------------

     The Company represents and warrants that:

     4.1  Organization and Corporate Power.  The Company is a corporation duly
          --------------------------------
organized, validly existing and in good standing under the laws of Massachusetts and has the corporate power to own its property and to carry on its business as it is now conducted as it is described in its Business Plan submitted to MTDC. Attached hereto as Schedule 4.1A is a complete and correct copy of the Company's charter. Attached hereto as Schedule 4.1B is a complete and correct copy of the Company's bylaws. The Company is duly qualified to do business and is in good standing in the

Commonwealth of Massachusetts and in each jurisdiction in which the failure to qualify to do business would have a material adverse effect upon its financial condition, business or properties.

     4.2  Capitalization.  The authorized capital stock of the Company consists
          --------------
of 6,000,000 shares of common stock, $.01 par value, of which 936,200 shares are issued and outstanding and 3,270,000 shares of Preferred Stock, $.01 par value, of which 2,855,112 shares are issued and outstanding. All of such issued and outstanding shares have been validly issued and are fully paid and non-assessable. Attached hereto as Schedule 4.2 is a complete and correct list of the present stockholders of the Company and of the holders of all options, warrants or other rights to purchase or otherwise acquire any shares of capital stock of the Company. Except as set forth in the Company's charter or bylaws, or as shown on Schedule 4.2, there are no restrictions on the disposition of capital stock of the Company by the holder thereof and the Company is not under any obligation to register under the Securities Act of 1933, as amended (the "Securities Act"), any of its presently outstanding capital stock other securities or any of its capital stock or other securities that may be issued in the future.

     4.3  Subsidiaries.  Each present Subsidiary of the Company (as defined
          ------------
below) is listed in Schedule 4.3 attached hereto. Except as shown in Schedule 4.3, all of the outstanding shares of stock of, or other interests in, each Subsidiary have been validly issued, are fully paid and non-assessable and are owned, beneficially and of record, free of any lien, encumbrance or claim, by the Company. For the purpose of this Agreement, "Subsidiary" means any corporation, trust or other entity, a majority of the outstanding voting power of which is owned, directly or indirectly, by the Company.

     4.4  Financial Statements.  The Company has delivered to MTDC its balance
          --------------------
sheet as of December 31, 1987 together with statements of operations, stockholders' equity and cash flows for its fiscal year then ended, certified by Touch Ross & Co., independent certified public accountants, and its unaudited balance sheet as of March 31, 1988, together with a statement of income for the three-month period then ended, certified by the chief financial officer of the Company (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied, fairly present the condition of the Company as at the respective dates and for the respective periods indicated (subject in the case of the unaudited statements to normal year-end audit adjustments), and reflect all material liabilities, contingent or otherwise, as at the respective dates indicated. No material adverse change has occurred in the financial condition, business or properties of the Company since December 31, 1987, and no material liabilities have been incurred by the Company since that date other than in the ordinary course of business.

     4.5  Corporate Authority; Valid Agreement; Enforceability.  The Company has
          ----------------------------------------------------
full corporate power and authority to enter into this Agreement, to borrow hereunder, to execute and deliver the Note, to execute and deliver the Warrant, and to incur the other obligations provided for herein, all of which have been duly authorized by all proper and necessary corporate action. All authorizations, approvals, consents and other actions by, and all notices to and filing with, any federal, state or other governmental authority or regulatory body required for the execution, delivery and performance of this Agreement by the Company have been, or prior to the Closing Date (as hereafter defined) will have been, obtained or given. The Agreement constitutes, and the Note and the Warrant when issued and delivered pursuant to this Agreement will constitute, the valid and legally binding obligations of the Company, enforceable in accordance with their terms. The Warrant Shares have been duly authorized and, when issued upon exercise of the Warrant, will be validly issued, fully paid and nonassessable. Twenty Thousand (20,000) shares of preferred stock of the Company have been duly reserved for issuance upon exercise of the Warrant.

     4.6  Title to Properties; Liens.  Except as described in Schedule 4.6, (i)
          ---------------------------
the Company has good and sufficient title to all of its properties and assets, including all properties and assets reflected in the balance sheets included in the Financial Statements (except properties and assets deemed by the Company to be no longer useful in its business or which have been sold for fair consideration in the ordinary course of business), and (ii) none of its properties or assets is subject to any mortgage, pledge, lien, conditional sale or other title retention agreement, security interest, lease, charge or encumbrance.

     4.7  Patents, Trademarks, etc.  The Company owns or has a valid right to
          ------------------------
use the patents, patent rights, licenses, trade secrets, trademarks or trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights used in its business as now conducted and as now proposed to be conducted (a complete list of which is attached hereto as Schedule 4.7). The business of the Company as now conducted and as now proposed to be conducted does not and will not conflict with patents, patent rights, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions and intellectual property rights owned by other. The Company has no obligation to compensate any person, corporation or other organization for the use of any patents or rights and has granted to no person, corporation or other organization any license or other right to use in any manner any of the patents or rights of the Company, whether requiring the payment of royalties or not.

     4.8  Litigation.  Except as described in Schedule 4.8, there is no action,
          ----------
proceeding or investigation pending or, to the best knowledge of the Company, threatened which questions the validity of this Agreement or any action taken or to be taken pursuant hereto or contemplated hereby, or which might result, either in any case or in the aggregate, in any material adverse change in the financial condition, business, or properties of the Company and its Subsidiaries. The foregoing includes, without limiting its generality, actions pending or threatened involving the prior employment of any employees of the Company or their use of any information or technique allegedly proprietary to their former employer.

     4.9  Leases.  All leases to which the Company is a party as lessee or
          ------
sublessee are valid and the Company is not in default thereunder, has not assigned or encumbered any of its rights thereunder and enjoys peaceful and undisturbed possession under each lease to which it is a party.

     4.10 Tax Return and Payments.  All tax returns and reports of the Company
          -----------------------
required by law to be filed have been duly filed and all taxes, fees and other governmental charges shown thereon which are due and payable have been paid (other than those being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been established and no proceedings to foreclose have been commenced). The charges and reserves on the books of the Company in respect of all income and other taxes are adequate, and the Company knows of no additional assessment or any basis therefore.

     4.11 Contracts.  Set forth in Schedule 4.11 or another Schedule to the
          ---------
Agreement attached hereto is a list of all contracts and agreements, written or oral, which are of material importance to the business of the Company or any Subsidiary, including without limitation all contracts and agreements (i) not made in the ordinary course of business, (ii) having a value in excess of $25,000, whether or not made in the ordinary course of business, but excluding contracts for the purchase and sale of services and supplies made in the ordinary course of business, (iii) with any labor union, (iv) for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of normal operating requirements, (v) for the employment of any officer, individual employee or other person on a full-time basis or with any individual on a consulting basis pursuant to which the Company or any Subsidiary has ongoing obligations in excess of $10,000, (vi) setting forth bonus, pension, profit-sharing, retirement, stock purchase, or stock option plans in effect with respect to officers or employees, (vii) relating to the borrowing of money or to the mortgaging, pledging or otherwise placing a lien on any assets of the Company, (vii) constituting a guaranty of or pledge of property with respect to any obligation for borrowed money or otherwise, (ix) constituting a lease or agreement under which the Company is lessee or lessor of, or holds or operates, or permits a third party to hold or operate, any real or personal property, (x) constituting a license under which the Company sells or permits any third party to sell any product or service, or (xi) under which the Company is obligated to pay any broker's fees, finder's fees or any such similar fees, to any third party. No such contract or agreement, and no other contract or agreement to which the Company is a party or by which it is bound, contains any term which now has, or as far as can be foreseen may have, a material adverse effect on the financial condition, business or properties of the Company. The Company has furnished to MTDC true, correct and complete copies of all such contracts and agreements requested by MTDC.

     4.12 Transactions with Affiliates.  The only transactions in which the
          ----------------------------
Company and any person or entity controlling, controlled by or under common control with the Company or any Subsidiary is presently engaged or proposes to engage, directly or indirectly, are set forth in Schedule 4.12 attached hereto. The terms and conditions of each such transaction are fair and reasonable to the Company or the Subsidiary, as the case may be, and at least as favorable as would obtain in a comparable transaction with an unaffiliated person or entity.

     4.13 Compliance with other Instruments, etc.  The Company is not in
          --------------------------------------
violation of any term of its charter or its bylaws, or of any agreement, instrument, judgment, decree or order, or, to the best knowledge of the Company, any statute, rule or governmental regulation applicable to it. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Company pursuant to any such term.

     4.14 Disclosure.  Neither this Agreement nor any Schedule hereto, nor any
          -----------
certificate or other instrument furnished to MTDC by the Company, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading. The Company has furnished MTDC with a copy of its Five Year Business Plan dated January, 1988 as well as supplementary memoranda outlining significant events occurring subsequent to the date thereof (together the "Business Plan"), which set forth the Company's current plans, forecasts and strategies. The materials presented in the Business Plan do not contain any untrue statement of a material fact or omit any material facts necessary to make the statements contained therein not misleading; provided, however, that with respect to projections, the Company represents and warrants only that such projections were prepared in good faith on funding the basis of information and assumptions which the Company believes to be reasonable. Without limiting the generality of the foregoing; (a) the Company has no reason to believe that the Company will be unable to meet the projections appearing in such Business Plan; (b) no employee or consultant of the Company, the loss of whose services could materially and adversely affect the Company or the business or prospects of the Company, has left the employ of the Company, has given any indication that he or she intends to do so or is considering doing so, or is being terminated; and (c) there has been no discovery, change or development in the development, design, manufacture or marketing of any product or proposed product of the Company or any product that is or may be competitive with any such product or of any new or improved materials, products or processes useful in the business or proposed business of the Company to which an informed investor in the Company would attach importance in its decision to make an investment in the Company. There is no fact known to the Company relating to the business, affairs, operation, condition or prospects of the Company materially adversely affecting the same which has not been disclosed to MTDC in writing by the Company.

     4.15 Brokers.  No finder, broker, agent, financial adviser or other
          -------
intermediary has acted on behalf of the Company in connection with the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

     4.16 ERISA.  The Company has not incurred any accumulated funding
          ------
deficiency within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") nor has it incurred any liability to the Pension Benefit Guaranty Corporation established under ERISA (or any successor thereto) in connection with any employee pension benefit plan established or maintained by it, and there have been no "reportable events" or "prohibited transactions" with respect to any such plan, as those terms are defined in Section 4043 of ERISA and
Section 4975 of the Internal Revenue Code of 1954, as amended, respectively.

     Section 5.  Representations and Warranties of MTDC.
     ---------   --------------------------------------

     MTDC represents and warrants that:

     5.1  Corporate Authority; Valid Agreement; Enforceability.  It has full
          ----------------------------------------------------
power and authority to enter into this Agreement and to lend and to purchase the Stock hereunder, as the case may be, and to incur the other obligations provided for herein, all of which have been duly authorized by all proper and necessary action. The Agreement constitutes the valid and legally binding obligation of MTDC, enforceable in accordance with its terms.

     5.2  Litigation.  There is no action, proceeding or investigation pending
          ----------
or threatened which questions the validity of this Agreement or any action taken or to be taken pursuant hereto or contemplated hereby.

     5.3  Investment Representation.  MTDC is acquiring the Note and the Warrant
          -------------------------
for its own account for investment and not with a view to any distribution thereof which might cause a violation of the Securities Act, or any rules or regulations pertaining thereto.

     5.4  Confidentiality.  Information furnished pursuant to this Agreement
          ---------------
shall be for the information of MTDC and, until the same shall have come into the public domain without breach of this Agreement, shall not be disclosed to others without the approval of the Company except in connection with any sale or proposed sale of the Note, or the Warrant and except as may be required by law or any authority to the jurisdiction of which MTDC may be subject, provided that information furnished to MTDC and designated by the Company as confidential or as involving trade secrets shall not be disclosed other than as required by law or such authority.

     Section 6.  Closing Date; Conditions to Closing.
     ---------   -----------------------------------

     6.1  Closing Date.  The closing of the transaction contemplated by this
          ------------
Agreement shall take place at the office of Messrs. Palmer & Dodge, One Beacon Street, Boston, Massachusetts 02108 at 10:00 a.m. on June ___, 1988 ( the "Closing Date"), or at such other place, or such later date or other time, as may be agreed upon by MTDC and the Company.

     6.2  Conditions to Closing.  MTDC's obligation to make the Loan is subject
          ---------------------
to the fulfillment to its reasonable satisfaction, prior to or at the closing, of the following conditions:

          6.2.1  Representations and warranties correct.  The representations
                 --------------------------------------
and warranties of the Company made in this Agreement, including its Schedules, shall be correct in all material respects at and as of the Closing Date.

          6.2.2  Performance.  The Company shall have performed and complied in
                 -----------
all material respects with all agreements and conditions herein required to be performed or complied with by it prior to or at the closing.

          6.2.3  Opinion of the Company's Counsel.  MTDC shall have received
                 ---------------------------------
from Messrs. Mirick, O'Connell, DeMallie & Lougee, counsel for the Company, a favorable opinion, dated the Closing Date, satisfactory in scope and form to MTDC and its counsel, in substantially the form attached hereto as Schedule
6.2.4 and as to such other matters incident to the transactions contemplated hereby as MTDC or its counsel may reasonably request.

          6.2.4  Other Agreements.  Noncompetition, Nondisclosure and Inventions
                 ----------------
Agreements in substantially the form attached hereto as Schedule 7.19 shall have been entered into by each key employee of the Company designated by MTDC.

          6.2.5  Proceedings and Documents.  All corporate and other proceedings
                 --------------------------
in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in form and substance to MTDC and its counsel, and MTDC and its counsel shall have received all such counterpart originals or certified or other copies of such documents as MTDC or its counsel may reasonably request.

     Section 7.  Affirmative Covenants of Company.
     ---------   --------------------------------

     Subject to the provisions of Section 7.23, the Company will, unless MTDC shall otherwise consent in writing:

     7.1  Maintenance of Corporate Existence.  Maintain its corporate existence.
          ----------------------------------

     7.2  Maintenance of Property,  Plant and Equipment.  Maintain its property,
          ---------------------------------------------
plant and equipment in good working order, subject only to wear and tear and insured casualty losses, and make all necessary repairs and replacements thereto.

     7.3  Maintenance of Casualty Insurance.  Maintain with financially sound
          ---------------------------------
and reputable insurance companies public liability and worker's compensation insurance and casualty insurance on tangible real and personal property in such amount as is customarily carried by other companies in similar businesses, owning like properties and operating in similar locations.

     7.4  Maintenance of Records.  Maintain correct and adequate books, records
          ----------------------
and accounts in accordance with generally accepted accounting principles.

     7.5  Inspection Rights.   Permit any person designated by MTDC to inspect,
          -----------------
upon reasonable notice to the Company and during regular business hours, any of the properties of the Company or any Subsidiary, including its books, records and accounts (and including the making of copies thereof and extracts therefrom).

     7.6  Furnishing Financial Statements and Related Reports.  Furnish the
          ---------------------------------------------------
following financial reports to MTDC:

          7.6.1  Annually.  Within 90 days after the end of each fiscal year of
                 --------
the Company, a consolidated balance sheet of the Company as at the end of such year, together with statements or operation, stockholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by the report thereon of Touche Ross & Co., or other independent certified public accountants satisfactory to MTDC which report shall state that such financial reports have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year (except as otherwise approved by the Board of Directors), and shall state that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards.

     Such financial statements shall be accompanied by (i) a certificate from the auditor stating that they have reviewed this Agreement and the terms of the Note and have no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or of the Note or, if such auditor has such knowledge, specifying such default and the nature thereof and the corrective action being taken or planned by the Company in regard thereto and (ii) any other written report submitted to the Company by its auditor in connection with the annual audit of the books of the Company and its Subsidiaries, and (iii) if requested by MTDC, a written report submitted to the Company by its auditor with respect to the adequacy of the Company's internal accounting controls.

          7.6.2  Quarterly.  Within 45 days after the end of each of the first
                 ---------
three quarterly fiscal periods in each fiscal year of the Company, a consolidated balance sheet of the Company as at the end of such period and a consolidated statement of operations of the Company for such period and, in the case of the second and third quarterly periods, for the period from the beginning of the current fiscal year to the end of such quarterly period, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, all in reasonable detail and certified, subject to changes resulting from normal year-end audit adjustments, by the chief financial officer of the Company; and accompanied by a certificate from such officer stating that he has reviewed this Agreement and the terms of the Note and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or of the Note or, if such officer has such knowledge, specifying such default and the nature thereof and the corrective action being taken or planned by the Company in regard thereto.

          7.6.3  Monthly.  Within 30 days after the end of each month in each
                 -------
fiscal year of the Company, a consolidated statement of operations of the Company for such period and for the period from the beginning of the current fiscal year to the end of such month, setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, all in reasonable detail and certified, subject to changes resulting from normal year-end audit adjustment, by the chief financial officer of the Company.

          7.6.4  Budgets.  Within 45 days before the end of each fiscal year of
                 -------
the Company, a copy of the Company's annual budget for the next succeeding fiscal year which has been submitted to and approved by the Company's Board of Directors, including a majority of the members of such Board of Directors who are not also officers or employees of the Company and, as soon as available, copies of any amendments thereto or revisions thereof.

          7.6.5  Discussion.  MTDC is hereby authorized to discuss the Company's
                 ----------
financial statements and financial affairs at any time with the Company's independent auditors and to request any representative of such auditors to participate in such discussions.

          7.6.6  Consolidated and Consolidating Statements.  If the Company has
                 -----------------------------------------
any Subsidiary, the financial statements required by this Section 7.6 shall be on a consolidated and consolidating basis, except that only the consolidated statements for the fiscal year need be audited. For the purpose of this Agreement, "Subsidiary" means any corporation, trust or other entity, a majority of the outstanding voting power of which is owned, directly or indirectly, by the Company.

     7.7  Prompt Payment of Taxes.  Accrue its tax liability in accordance with
          -----------------------
generally accepted accounting principles and file returns with respect to and pay or discharge as they become due all taxes, assessments and government charges upon its property, operation, income and products, which, if unpaid, might become a lien upon any of its property, unless and to the extent that these are being contested in good faith and by appropriate action, adequate reserves therefore have been established and no proceedings to foreclose have been commenced.

     7.8  Trade Obligations.   Promptly notify MTDC in writing of receipt by the
          -----------------
Company of any notice that its trade obligations have been referred by any of its trade creditors for collection.

     7.9  Notification of Default Under This or Other Financing Arrangements.
          ------------------------------------------------------------------
Promptly notify MTDC in writing of the occurrence of any event of default, or any event which, with the giving of notice or lapse of time, would constitute an event of default, under this Agreement or any other loan or financing arrangement to which the Company is a party or by which its property is bound.

     7.10 Notification of Litigation. Promptly notify MTDC in writing of any
          --------------------------
litigation that has been instituted or is pending, or to the Company's knowledge threatened, the outcome of which might have a material adverse effect on the Company's financial condition, business or properties.

     7.11 Composition of Management.  Insure that Erik Van Der Kaay is at all
          -------------------------
times employed in a full-time capacity to serve as chief executive officer of the Company performing such duties as are customary for such office and that he does not undertake commitments inconsistent with his performance of such duties; maintain other management and executive personnel with qualifications and experience comparable to the qualifications and experience of the persons now holding such offices and promptly notify MTDC in writing of any significant change in the management staff, including the positions of Chairman of the Board, President, Vice President-Finance, Vice President-Sales and Marketing, Vice President-Operations, Vice President-Research and Development and Vice President-Engineering.

     7.12 Maintenance of Life Insurance.  Maintain at the Company's expense
          -----------------------------
insurance on the lives of Erik Van Der Kaay and G. Richard Huguenin each in the amount of the Loan and assign such life insurance to MTDC as collateral security for the Loan.

     7.13 Record Retention Compliance.  Maintain and retain records as required
          ---------------------------
by the provisions of 13 C.F.R. (S)(S)308.29 (c) (General Requirements) and 309.9 (Records and audit), and provide to MTDC such data and evidence as MTDC requests for its compliance with the provisions of 13 C.F.R. (S)308.29.

     7.14 Civil Rights Compliance.  Comply with Title VI of the Civil Rights Act
          -----------------------
of 1964, as amended; with Civil Rights Regulations of the Department of Commerce (15 CFR, Subtitle A, Part 8, as amended); and with Section 112 of Public Law 92-65 relating to discrimination on the basis of sex.

     7.15 Affirmative Action.  Undertake affirmative action programs designed to
          ------------------
eliminate patterns and practices of discrimination due to race, color, sex or national origin as required under Article XIII of the Governor's Code of Fair Practices, Executive Order No. 227, as amended.

     7.16 Plant Closing Compliance.  In the event of a plant closing by the
          ------------------------
Company covered by the Employment Security Law (Massachusetts General Laws, Chapter 151, Section 71A), make a good faith effort to provide every employee affected with the maximum practicable combination of the following: the longest practicable advance notice in cases where notice is possible and appropriate; and maintenance of income and health insurance benefits, as provided in Massachusetts General Laws, Chapter 149, Section 182. Whenever possible, notice required by this Section 7.16 shall be at least ninety (90) days in advance of a plant closing or equivalent benefits shall be provided. The Company shall also, if possible, help to re-employ affected employees.

     7.17 Statutory Compliance. Comply with the requirements of the National
          --------------------
Environmental Policy Act and the National Historic Preservation Act applicable to the Company's projects or activities funded with proceeds of the Loan and the Stock purchased by MTDC.

     7.18 Observer Rights.  Furnish MTDC timely notice of, and permit a
          ---------------
representative chosen by MTDC to attend as a nonvoting observer, all meetings of the Board of Directors of the Company, and deliver to MTDC as and when delivered to the Company's directors, copies of all notices, minutes, consents and other materials that the Company provides to its directors.

     7.19 Noncompetition, Nondisclosure and Inventions Agreement.  Cause each
          ------------------------------------------------------
key employee now or hereafter employed by the Company to promptly execute a Noncompetition, Nondisclosure and Inventions Agreements substantially in the form of Schedule 7.19 attached hereto.

     7.20 Stock Option Plans.  Maintain stock option plans reasonably
          ------------------
satisfactory to MTDC designed to provide key employees of the Company an opportunity to obtain an equity participation in the Company upon terms prevailing among other companies in the Company's industry and at its stage of development.

     7.21 New Developments.   Cause all technological developments, inventions,
          ----------------
discoveries or improvements of Company employees to be fully documented in accordance with the prevailing standards of good practice for similar businesses and, where possible and appropriate, to file and prosecute patent applications relating to and protecting such developments on behalf of the Company.

     7.22 Compliance by Subsidiaries.  Cause each Subsidiary (whether now
          --------------------------
existing or hereafter acquired or created) to perform and observe each affirmative and negative covenant set forth in Sections 7 and 8 of this Agreement. All references to the Company in each such covenant shall be deemed to refer to each Subsidiary to the extent such covenant is applicable to such Subsidiary.

     7.23 Expiration and Waiver of Affirmative Covenants.  The Company will
          ----------------------------------------------
comply with the affirmative covenants set forth in Sections 7.8, 7.9, 7.11, 7.12, 7.13, 7.14, 7.16 and 7.17 until payment in full of the Note; provided, however, that compliance with such affirmative covenants may be waived from time to time by the holder of the Note acting alone. The Company will comply with all of the other affirmative covenants set forth in this Section 7 until the later of the payment in full of the Note or the closing of the Company's Initial Public Offering. For purposes of this Agreement, "Initial Public Offering" shall mean an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of its common stock by the Company to the general public where the proceeds of sale (before underwriting discounts, fees and other expenses) are at least $5,000,000.

     7.24 Miscellaneous.  Upon exercise of the Warrant (in whole or in part) by
          --------------
MTDC, MTDC shall, with respect to the Stock acquired upon such exercise and without further action on its part, have the benefit of all of the covenants contained in Section 7.4 of the 8% Convertible Preferred Stock Purchase Agreement dated March 11, 1988 between the Company and certain purchases (which
Section is hereby incorporated by reference).

     Section 8.  Negative Covenants of the Company.
     ---------   ---------------------------------

     Subject to the provisions of Section 8.12, the Company will not, unless MTDC shall otherwise consent in writing:

     8.1  Merger or Consolidation.  Merge or consolidate with any other
          -----------------------
corporation or organization other than in the case of a merger or consolidation in which the Company is the surviving entity.

     8.2  Nature and Scope of Business.  Engage in any business other than that
          ----------------------------
in which it is presently engaged or which is reasonably related thereto.

     8.3  Payment of Dividends and Redemption of Stock.  Declare or pay any
          --------------------------------------------
dividends or purchase any of its outstanding capital stock or make any other distribution to its stockholders, except to the extent that the Company is required to pay dividends with respect to its preferred stock or redeem such stock by the terms of its Restated Articles or Organization.

     8.4  Guarantees.  Guaranty or become surety with respect to the obligations
          ----------
of any person, partnership, corporation or other entity.

     8.5  Voluntary Prepayment of  Other Indebtedness.  Voluntarily prepay any
          -------------------------------------------
indebtedness other than the Note or Senior Indebtedness as defined in the Note.

     8.6  Investments, Advances and Acquisitions.  Purchase or otherwise
          --------------------------------------
acquire, or hold, any stock or obligations of, or make or permit to exist any loans or advances to, or investments in, any person, partnership, corporation, trust or other entity, or organization, except that the Company may (a) invest in direct obligations of the United States of America, or in tax-exempt municipal bonds, or so-called "money market funds," (b) purchase commercial paper rated prime by any national rating organization, (c) extend normal credit in the ordinary course of business in connection with the sale of its products or services, or (d) purchase for an amount not to exceed $100,000 or hold not less than 80% of the voting stock and outstanding stock of any corporation organized and existing under the laws of any state of the United States, which is engaged in a business reasonably related to the business of the Company and substantially all of whose assets and business are located or conducted in the United States and which shall be operated as a subsidiary of the Company; provided that no minority interest in such subsidiary may be owned directly or indirectly by any person or organization who was or is a stockholder or affiliate of the Company.

     8.7  Liens and Mortgages.  Create, incur, assume or suffer to exist any
          -------------------
mortgage, pledge, lien or other charge or encumbrance upon or with respect to any of its assets, or assign or otherwise convey any right to receive income, except (i) to the holder of the Note, (ii) mortgages, pledges, liens or other encumbrances existing on the date of this Agreement and described in Schedule 4.6 attached hereto, or any refinancing of any of them, (iii) liens in connection with worker's compensation, unemployment insurance or other social security obligations, (iv) liens securing the performance of bids, tender, contracts (other than for the repayment of borrowed money), leases, statutory obligations, surety and appeal bonds, (v) liens to secure progress or partial payments made to the Company and other liens of like nature made in the ordinary course of business, (vi) mechanics', worker's, materialmen's or other like liens arising in the ordinary course of business in respect of obligations which are not due or which are being contested in good faith, (vii) liens for taxes not yet due or being contested in good faith and by appropriate proceedings by the Company, (viii) liens or retained title of vendors to equipment hereafter acquired, provided that the indebtedness secured thereby does not exceed the purchase price or the fair market value thereof, whichever is less, (ix) leases or subleases granted in the ordinary course of business, and (x) easements, rights or way, restrictions and other similar encumbrances incurred with the ordinary course of the business of the Company.

     8.8  Intentionally omitted.

     8.9  Lease and Rental Obligations.  Permit aggregate rental payments under
          ----------------------------
leases of more than one year , excluding capital leases, to exceed in any fiscal year $750,000.

     8.10 Intentionally omitted.

     8.11 Compensation Committee.  Pursuant to a certain 1984 Stock Purchase
          ----------------------
Agreement, the Company has established a Compensation Committee of the Board of Directors. No compensation or other remuneration at an annualized rate in excess of $60,000 shall be paid to, nor shall any capital stock of the Company be issued to or options to purchase any of its capital stock granted to, any director, officer or employee of, or any consultant to, the Company or any of its subsidiaries, without the approval of the Compensation Committee.

     8.12 Expiration and Waiver of Negative Covenants.  The Company will comply
          -------------------------------------------
with the negative covenants set forth in Sections 8.4 through 8.11, inclusive, until payment in full of the Note; provided, however, that compliance with such negative covenants may be waived from time to time by the holder of the Note acting alone. The Company will comply with all of the other negative covenants set forth in this Section 8 until the later of either (i) or (ii): (i) the payment in full of the Note and (ii) the closing of the Company's Initial Public Offering, as such term is defined in Section 7 or, in the alternative of such Public Offering, the exercise in full of the Warrant.

     Section 9.  Registration Rights.
     ---------   -------------------

     9.1  Definitions.  For purposes of Section 9:
          -----------

     (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement;

     (b) The term "Registrable Securities" means any preferred stock issuable or issued upon exercise of the Warrant and any common stock issuable or issued upon conversation of the preferred stock and any common stock of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Note or such stock; and

     (c) The term "Holder" means MTDC and any person holding Registrable Securities to whom these registration rights have been transferred pursuant to
Section 9.10 of this Agreement.

     9.2  Company Registration.  If at any time the Company proposes to register
          --------------------
any of its preferred or common stock under the Securities Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of the Registrable

Securities, the Company shall, each such time, promptly give each Holder written notice of such determination. Upon the written request of any Holder given within twenty (20) days after mailing of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested be registered.

     In the case of any registration effected pursuant to this Section, the Company shall bear all registration and qualification fees and expenses (excluding underwriters' discounts and commissions), and any costs and disbursements of counsel for the Company and one counsel for the selling Holders, if any, that result from the inclusion of securities held by the Holders in such registration.

     The Company shall not be required under this Section 9.2 to include any of the Holders' Registrable Securities in an underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities that all selling stockholders with a contractual right to participate in such offering request to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all selling stockholders according to the total amount of securities owned by them.

     9.3  Obligations of the Company.  Whenever required under Section 9.2, to
          --------------------------
use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time, the Company shall in no event be obligated to cause any such registration to remain effective for more than ninety (90) days.

     (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

     (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

     (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities are to be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable by selling shareholders pro rata, to the extent required by such jurisdiction.

     9.4  Furnish Information.  It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to Section 9 that the Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     9.5  Indemnification.  In the event any Registrable Securities are included
          ---------------
in a registration statement under Section 9:

     (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments of supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration;

and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with registration by any such Holder, underwriter, or controlling person.

     (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities to which the Company or any such director, officer, controlling person, agent, or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 9.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

     (c) Promptly after receipt by an indemnified party under this subsection of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this subsection, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if and only if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this subsection, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section 9.7.

     9.6  Termination of the Company's Obligations.  The Company shall have no
          ----------------------------------------
obligation pursuant to Section 9.2 with respect to any request or requests made by any Holder more than seven

(7) years after the effective date of the first registration statement filed by the Company under the Securities Act.

     9.7  Reports Under Securities Exchange Act of 1934.  With a view to making
          ---------------------------------------------
available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

     (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

     (c) furnish to any Holder so long as such Holder owns any Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     9.8  Transfer of Registration Rights.  The registration rights of MTDC
          -------------------------------
under this Section 9 may be transferred to any transferee of Registrable Securities provided, however, that the Company is given written notice by MTDC at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Section 9 are being transferred.

     9.9  Legends; Stop Transfer.
          ----------------------

     (a) All certificates for shares issuable upon exercise of the Warrant (the "Warrant Shares") shall bear substantially the following legend:

          "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Company that such registration is not required."

     (b) The certificates for Warrant Shares shall also bear any legend required by any applicable state law.

     (c) In addition, the Company may make a notation regarding the restrictions on transfer of Warrant Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Securities Act covering such shares or pursuant to an exemption from such registration.

     9.10 Lockup Agreement.  In consideration for the Company agreeing to its
          ----------------
obligations under this Section 9, MTDC agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed ninety (90) days) from the effective date of such registration as the Company or the underwriters may specify.

     Section 10.  Events of Default.
     ----------   -----------------

     The occurrence of any one or more of the following events shall constitute an event of default by the Company under this Agreement:

     10.1 Default by the Company in any principal or interest payment on the Note when due.

     10.2 Default by the Company in the performance or observance of the provisions of sections 7.1 or 8.1 through 8.11 of this Agreement.

     10.3 Default by the Company in the performance or observance of any of the other provisions, terms, conditions, warranties or covenants of this Agreement, if such default remains unremedied for thirty (30) days after receipt by the Company of written notice from MTDC.

     10.4 Default by the Company or any Subsidiary in the payment when due of the principal of any other indebtedness for borrowed money or default in any other obligation relating to such indebtedness if the result thereof has been to cause the holder of such indebtedness to declare the same due and payable.

     10.5 Any written representation or warranty made by the Company in this Agreement or in connection therewith or any financial statement, report, schedule, or certificate furnished by the Company or any of its officers or accountants to MTDC during the term of this Agreement shall prove to have been incorrect as of its date in any material respect.

     10.6 The Company or any Subsidiary shall file a voluntary petition in bankruptcy or any petition or answer seeking for itself any reorganization, readjustment, arrangement, composition or similar relief; or shall commence a voluntary case under the federal bankruptcy laws; or shall admit in writing its insolvency or its inability to pay its debts as they become due; or shall make an assignment for the benefits of creditors; or shall apply for, consent to or acquiesce in the appointment of, or the taking of possession by, a trustee, receiver, custodian or similar official or agent of the Company or any Subsidiary or of substantially all of its property; or a trustee, receiver, custodian or similar official or agent of the Company or any Subsidiary or of substantially all of its property; or a trustee, receiver, custodian or similar official or agent shall be appointed for the Company or any Subsidiary or for substantially all of its property and shall not be discharged within

60 days; or a petition seeking reorganization, readjustment, arrangement, composition, or other similar relief as to the Company or any Subsidiary under the federal bankruptcy laws or any similar law for the relief of debtors shall be brought against the Company or any Subsidiary and shall be consented to by it or shall remain undismissed for sixty days.

     Upon the occurrence of any event of default, the Note will immediately become due and payable without demand, notice, or protest, all of which are hereby expressly waived. In addition, the Note will similarly immediately become due and payable in the event that the Company redeems any of its preferred stock for a consideration in excess of $40,000 in any twelve month period. Thereafter, the holder of the Note may proceed to protect and enforce its rights, at law, in equity or otherwise, against the Company and any indorser or guarantor of the Company's obligations to the holder of the Note, either jointly or severally, and may proceed to liquidate and realize upon any of its collateral, if any, in accordance with the rights of a secured party under the Uniform Commercial Code or any other applicable law.

     Section 11.  Reimbursement for Expenses.
     ----------   --------------------------

     Whether or not the transactions contemplated hereby shall be consummated, the Company shall reimburse MTDC for all reasonable out-of-pocket expenses, including without limitation all reasonable attorneys' fees and disbursements, incurred in connections with the making and collection of the Loan or the exercise of the Warrant and the preparation of this Agreement and any amendments hereto or waivers of the provisions hereof. Said expenses shall include all costs and expenses, legal or otherwise, incurred by MTDC in the exercise of any of its rights, powers or privileges whether or not such action or proceeding follows an event of default.

     Section 12.  Miscellaneous Provisions.
     ----------   ------------------------

     12.1 Entire Agreement and Waivers.  This Agreement, the Note and the
          ----------------------------
Warrant together constitute the entire agreement between the Company and MTDC, and no covenant, term, condition or other provision thereof nor any default in connection therewith may be waived except by an instrument in writing signed by MTDC and delivered to the Company. MTDC's failure to exercise or enforce any of its rights, powers or privileges under this Agreement, the Note or the Warrant shall not operate as a waiver thereof, and no waiver by MTDC of a breach of any provision of this Agreement shall be deemed to be a waiver of any preceding or subsequent breach of the same or any other provision hereof.

     12.2 Remedies Cumulative.  All remedies provided under this Agreement, the
          -------------------
Note and the Warrant or afforded by law shall be cumulative and available to MTDC until all of the Company's obligations to MTDC have been satisfied.

     12.3 Survival of Covenants.  All covenants, agreements, representations and
          ---------------------
warranties made herein and in certificates and Schedules delivered in connection herewith shall be deemed material and relied on by MTDC, notwithstanding any investigation made by MTDC or on its behalf, and shall survive the execution and delivery of this Agreement, the Note and the Warrant. All such covenants, agreements, representations and warranties shall bind and inure to the benefit of the Company's and MTDC's successors and assigns, whether so expressed or not.

     12.4  Governing Law.  This Agreement, the Warrant and the Note shall be
           -------------
construed in accordance with the laws of the Commonwealth of Massachusetts.

     12.5 Assurance of Execution and Delivery of Additional Instruments.  The
          -------------------------------------------------------------
Company agrees to execute and deliver, or to cause to be executed and delivered, to MTDC all such further instruments, and to do or cause to be done all such further acts and things, as MTDC may reasonably request or as may be necessary or desirable to effect further the purposes of this Agreement.

     12.6 Extension of Time.  Whenever any payment to be made under the Note
          -----------------
shall be due on a Saturday, Sunday or a public holiday under the laws of the Commonwealth of Massachusetts, said payment may be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with said payment.

     12.7 Notices.  Any notices required or provided for under this Agreement
          -------
shall be deemed to have been sufficiently given or served for all purposes by being sent by registered or certified mail, return receipt requested, to the following addresses or to such subsequent addresses as may hereafter be designated in writing:

     To MTDC:                   Massachusetts Technology Development Corporation
                                131 State Street
                                Boston, Massachusetts 02109
                                Attention: President

     Copy to:                   Palmer & Dodge
                                One Beacon Street
                                Boston, Massachusetts  02108
                                Attention: Peter Wirth, Esquire

     To the Company:            South Deerfield Research Park
                                South Deerfield, Massachusetts 01373
                                Attention: President

     Copy to:                   Mirick, O'Connell, DeMallie & Lougee
                                100 Front Street
                                Worcester, Massachusetts  01608
                                Attention: Jeffrey L. Donaldson, Esquire

     12.8 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same.

     Section 13.  List of Schedules.
     ----------   -----------------

     The following Schedules are annexed to and made a part of this Agreement:

          1.1            The Note
          1.2            The Warrant
          4.1A           Company's Charter
          4.1B           Company's Bylaws

          4.2            List of Company's security holders
          4.3            List of Subsidiaries
          4.6            Description of liens
          4.7            List of Patents, Trademarks, etc.
          4.8            Description of litigation
          4.11           List of material contracts
          4.12           Description of transactions with affiliates
          6.2.4          Opinion of Company's Counsel
          7.19           Form of Noncompetition, Nondisclosure and Inventions
                         Agreement

     IN WITNESS WHEREOF, the Company and MTDC have caused this Agreement to be executed as an instrument under seal by their proper officers duly authorized, all as of the day and year first above written.

                                    MILLITECH CORPORATION

                                    By /s/ Erik van der Kaay
                                      ---------------------------
                                      Title: President

(Corporate Seal)

Attest:

/s/ David L. Lougee
-------------------------
          Clerk
                                    MASSACHUSETTS TECHNOLOGY DEVELOPMENT
                                    CORPORATION

                                    By /s/ unreadable
                                      ---------------------------
                                      Title

(MTDC Seal)

            THE FOLLOWING IS A SUMMARY OF THE INFORMATION PROVIDED
        IN THE EXHIBITS OF THE PURCHASE AGREEMENT.  FURTHER INFORMATION
                        WILL BE FURNISHED UPON REQUEST.

                                 Schedule 1.1

     Subordinated Promissory Note no longer outstanding.

                                 Schedule 1.2

     Convertible Preferred Stock Purchase Warrant which expired.

                                 Schedule 4.1A

     Restated Articles of Organization. See Exhibit 3.1 for Restated Articles of Organization.

                                 Schedule 4.1B

     By-laws, as amended.  See Exhibit 3.2 for Amended and Restated By-laws.

                                 Schedule 4.2

     List of the Company's security holders.

                                 Schedule 4.3

     List of the Company's subsidiaries.

                                 Schedule 4.6

     List of liens against the Company.

                                 Schedule 4.7

     List of Patents and Trademarks.

                                 Schedule 4.8

     Nothing listed.

                                 Schedule 4.11

     List of material contracts.

                                 Schedule 4.12

     Descriptions of transactions with affiliates.

                                Schedule 6.2.4

     Opinion of the Company's counsel pursuant to the Purchase Agreement.

                                 Schedule 7.19

     Form of Noncompetition, Nondisclosure and Inventions Agreement.